FOR IMMEDIATE RELEASE

                     REVLON REAFFIRMS 2005 AND 2006 OUTLOOK

   COMPANY ALSO ANNOUNCES STRATEGIC STEPS TO FURTHER BUILD ON ITS PROGRESS

NEW YORK, February 1, 2006 - Revlon, Inc. (NYSE: REV) today reaffirmed the
Company's financial outlook for 2005 and 2006 and announced strategic actions to further build on its progress and objective to achieve long-term, profitable growth.

For the full year of 2005, the Company indicated that it continues to expect
Adjusted EBITDA(1) to approximate $170 million(2). In addition to reaffirming its outlook for Adjusted EBITDA, the Company also announced that it expects net sales for 2005 to approximate $1,330 million(2), compared with net sales of
$1,297 million in 2004.

Adjusted EBITDA is a non-GAAP measure that is defined in the footnotes of this release and which is reconciled to net income/(loss), the most directly comparable GAAP measure, in the accompanying financial table.

The Company also announced an organizational realignment largely involving the consolidation of certain functions within its sales, marketing and creative groups, as well as certain headquarters functions. These changes are designed to streamline internal processes, enabling the Company to continue to be more effective and efficient in meeting the needs of its consumers and retail customers. The Company indicated that it expects to take a charge in 2006 of approximately $10 million to cover severance and other expenses associated with the realignment, with the vast majority of the charge impacting results in the first quarter of the year. Ongoing annual savings associated with the charge are estimated to be approximately $15 million, most of which is expected to benefit
2006. The Company indicated that the organizational realignment does not alter its previous guidance for 2006 of strong growth in sales and Adjusted EBITDA.

While not required, the Company announced that it intends to seek an amendment to its bank credit agreement in order to maintain its financial flexibility throughout 2006. The amendment would enable the Company to exclude, from certain financial covenants, charges in connection with the realignment, as well as some start-up investment charges incurred by the Company in 2005 related to the launch of Vital Radiance and the re-launch of Almay.

Commenting on the announcements, Revlon President and Chief Executive Officer
Jack Stahl stated, "We are pleased with our expected results for 2005 and the significant progress we have made to both strengthen the business and position it for accelerated growth. The realignment announced today will further our progress by enabling us to capitalize on marketplace opportunities in an even more effective and efficient manner, while furthering our objective to achieve long-term, profitable growth."

ABOUT REVLON

Revlon is a worldwide cosmetics, skin care, fragrance, and personal care products company. The Company's vision is to deliver the promise of beauty through creating and developing the most consumer preferred brands. Websites featuring current product and promotional information can be reached at
www.revlon.com, www.almay.com, www.vitalradiance.com and www.mitchumman.com.
Corporate and investor relations information can be accessed at
www.revloninc.com. The Company's brands include REVLON(R), ALMAY(R), VITAL
RADIANCE(R), ULTIMA(R), CHARLIE(R), FLEX(R), and MITCHUM(R).

INVESTOR RELATIONS CONTACT:                          MEDIA CONTACT:
MARIA A. SCEPPAGUERCIO                               SCOTT BEHLES
(212) 527-5230                                       (212) 527-4718

                           FOOTNOTES TO PRESS RELEASE
                           --------------------------

(1)Adjusted EBITDA is a non-GAAP financial measure that is reconciled to net income/(loss), its most directly comparable GAAP measure, in the accompanying financial table. Adjusted EBITDA is defined as net earnings before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the early extinguishment of debt and miscellaneous expenses. In calculating Adjusted
EBITDA, the Company excludes the effects of gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the early extinguishment of debt and miscellaneous expenses because the Company's management believes that some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of the Company's operating performance.
The Company's management utilizes Adjusted EBITDA as an operating performance measure in conjunction with GAAP measures, such as net income and gross margin calculated in accordance with GAAP.

The Company's management uses Adjusted EBITDA as an integral part of its reporting and planning processes and as one of the primary measures to, among other things --

(i) monitor and evaluate the performance of the Company's business operations;

(ii) facilitate management's internal comparisons of the Company's historical operating performance of its business operations;

(iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels;

(iv) review and assess the operating performance of the Company's management team and as a measure in evaluating employee compensation and bonuses;

(v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and

(vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

The Company's management believes that Adjusted EBITDA is useful to investors to provide them with disclosures of the Company's operating results on the same basis as that used by the Company's management. Additionally, the Company's management believes that Adjusted EBITDA provides useful information to investors about the performance of the Company's overall business because such measure eliminates the effects of unusual or other infrequent charges that are not directly attributable to the Company's underlying operating performance.
Additionally, the Company's management believes that because it has historically provided Adjusted EBITDA in previous press releases, that including such non-GAAP measure in its earnings releases provides consistency in its financial reporting and continuity to investors for comparability purposes. Accordingly, the Company believes that the presentation of Adjusted EBITDA, when used in conjunction with GAAP financial measures, is a useful financial analysis tool, used by the Company's management as described above, that can assist investors in assessing the Company's financial condition, operating performance and underlying strength. Adjusted EBITDA should not be considered in isolation or as a substitute for net income/(loss) prepared in accordance with GAAP. Other companies may define EBITDA differently. Also, while EBITDA is defined differently than Adjusted EBITDA for the Company's credit agreement, certain financial covenants in its borrowing arrangements are tied to similar measures.
Adjusted EBITDA, as well as the other information in this press release, should be read in conjunction with the Company's financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and
Exchange Commission.

(2) Unaudited.

                           FORWARD-LOOKING STATEMENTS
                           --------------------------

Statements made in this press release which are not historical facts, including statements about the Company's plans, strategies, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made, and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. In particular, the Company does not generally publish its strategic plans or make external projections of its anticipated financial position or results of operations or the type of forward-looking information included in this press release, including (i) the
Company's projections for its 2005 Adjusted EBITDA, charges related to the
Company's strategic brand initiatives and 2005 net sales, (ii) the Company's plans regarding its organizational realignment and the expected benefits, costs, timing and savings related to such plans; (iii) the Company's belief that the organizational realignment does not alter its previous guidance for 2006 of strong growth in sales and Adjusted EBITDA; and (iv) the Company's plans to seek an amendment to its bank credit agreement and the nature, scope and benefits related to such amendment. Accordingly, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company does not intend to update or otherwise revise the forward-looking information regarding its strategic plans to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions or other circumstances arising and/or existing since the preparation of this press release or to reflect the occurrence of any unanticipated events. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K/A for the year ended December 31, 2004, and the Company's Quarterly Reports on
Form 10-Q and Current Reports on Form 8-K that it filed with the SEC during 2005 and 2006 (which may be viewed on the SEC's website at http://www.sec.gov or on the Company's website at http://www.revloninc.com), as well as the following reasons: (i) lower than expected 2005 Adjusted EBITDA and/or 2005 net sales, including due to the fact that such figures are preliminary and could be subject to audit changes; (ii) difficulties or delays in implementing the Company's realignment plan or higher than anticipated costs, less than anticipated benefits or lower than expected savings in connection with such plan; (iii) less than anticipated sales and/or Adjusted EBITDA for 2006; and (iv) difficulties or delays, or higher than anticipated costs, in obtaining the bank credit agreement amendment. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company's websites shall not be considered a "free writing prospectus" under the SEC's Rule 405 of the Securities Act of 1933, as amended, unless specifically identified as such.

                          REVLON, INC. AND SUBSIDIARIES
                    UNAUDITED ADJUSTED EBITDA RECONCILIATION
                              (DOLLARS IN MILLIONS)
                                   (ESTIMATE)

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                            ---------------
                                                                  2005
                                                            ---------------
                                                              (Unaudited)
RECONCILIATION TO NET INCOME (LOSS):
---------------------------------------------------

Net income (loss)..................................             $(84.0)

Interest expense, net..............................              124.2
Amortization of debt issuance costs................                6.9
Foreign currency gains, net........................                0.5
(Gain) loss on early extinguishment of debt........                9.0
Miscellaneous, net.................................               (0.5)
Provision for income taxes.........................               12.2
Depreciation and amortization......................              101.7
                                                            ---------------
Adjusted EBITDA....................................             $170.0
                                                            ===============